Exhibit 10.13

INVESTOR RELATIONS AMENDMENT AGREEMENT

This Amendment Agreement, dated as of February 12, 2008 (“Effective Date”), by and between DigitalPost Interactive Inc., a Nevada corporation (the “Company”) and Crown Financial Investment Group, LTD. (“Crown”) (collectively referred to as the “Parties”).

WHEREAS, Crown and the Company entered into an Investor Relations Agreement, dated November 13, 2007, where by Crown is to perform certain investor relations services and the Company is to compensate Crown for such services with the granting of warrants to purchase up to three million shares in aggregate of the Company’s common stock exercisable at $1.20 per share (the “Original 3 Million Warrant”).  It is the desire of both parties of this agreement to cancel the Original 3 Million Warrant as contemplated in the November 13, 2007 Investor Relations Agreement and issue a new warrant to Crown by the Company to purchase up to 4.6 million shares of the Company’s common stock at an exercise price of $.65 per share.

WHEREAS, both parties desire to keep intact all other terms and conditions of the Investor Relations Agreement dated November 13, 2007, and that the only term changed is the warrant granted to Crown.

NOW THEREFORE, in consideration of the mutual promises and consideration set forth herein, the Parties agree as follows:

1. The Company agrees to issue warrants to purchase an aggregate of 4,600,000 shares of the Company’s Common Stock at an exercise price of $.65 cents per share (warrant form attached hereto as Exhibit B) according to the issuance, vesting and expiration schedule as set forth on Exhibit A.  Crown agrees that the Original 3 Million Warrant remains unexercised and is hereby cancelled immediately.

2. Crown and the Company agrees that all other terms and conditions of the Investor Relations Agreement dated November 13, 2007 continue unchanged for the remainder of the original term and no other terms of said agreement are modified by this amendment agreement.

Agreed:

Crown Financial Group, LTD.

/s/ Jonathan Small
Jonathan Small

DigitalPost Interactive, Inc.

/s/ Mike Sawtell
Mike Sawtell

EXHIBIT A

Warrant Schedule

Company shall issue Crown warrant shares according to the following schedule:

Date of Issuance                              Warrant Shares to be issued                                      Expiration Date
(Fully vested upon issuance)

2/15/08                                                       3,600,000                                                                    5/7/08
3/15/08                                                          500,000                                                                    5/7/08
4/15/08                                                          500,000                                                                    5/7/08

EXHIBIT B

 DIGITALPOST INTERACTIVE, INC.

COMMON STOCK WARRANT

THIS COMMON STOCK WARRANT AND ANY SECURITIES ISSUABLE UPON THE EXERCISE  OF THIS COMMON STOCK WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

Issued: _______________

Warrant to Purchase _________ Shares of Common Stock

Expiration Date: _______________

     DigitalPost Interactive, Inc. ("Company"), hereby certifies that, for value received, Crown Financial Group (“Warrant Holder”) is entitled, on the terms set forth below, to purchase from the Company at any time until 5:00 p.m., PCT, on the Expiration Date, ___________________ fully paid and nonassessable shares of the Common Stock of the Company, at a price per share of $1.20 ("Purchase Price").

     This Warrant is being issued pursuant to the Investor Relations Agreement dated ______________, 2007 between the Company and Warrant Holder (the "Agreement").  All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.

     1.   Vesting; Exercise of Warrant; Transfer of Warrant.

          (a)  Vesting.  The Warrant Shares vest are fully vested on the date of issuance.

          (b)  Exercise of Warrant. At any time prior to 5:00 p.m. on the Expiration Date, the Vested Shares may be exercised by Warrant Holder, in whole or in part, upon surrender of this Warrant to the Company, together with an executed Notice of Exercise, substantially in the form attached hereto as Exhibit 1, at the Company's primary executive office, with payment by check to the Company of the amount obtained by multiplying the number of shares of Common Stock with respect to which this Warrant is being exercised by the Purchase Price.

          (c)  Partial Exercise. Upon any partial exercise or conversion, the Company will issue to the Warrant Holder a new Warrant for the number of Warrant Shares as to which this Warrant was not exercised or converted on the same terms herein.

          (d)  Fractional Shares. No fractional shares of Common Stock shall be issued upon any exercise or conversion of this Warrant. Instead of any fractional share which would otherwise be issuable upon exercise or conversion, the Company shall pay a cash amount in respect of each fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by the Fair Market Value of a share of Common Stock on the date of exercise or conversion, as applicable, minus the Purchase Price. Payment of such amount shall be made in cash or by check payable to the order of Warrant Holder at the time of delivery of any certificate or certificates arising upon such exercise or conversion.

          (e)  Taxes. The Company will not be required to pay any tax imposed in connection with any transfer involved in the issuance of a Warrant or a certificate for shares of Common Stock in any name other than that of Warrant Holder hereof, and in such case, the Company will not be required to issue or deliver any stock certificate or Warrant until such tax is paid.

          (f)  Transfer of Warrant. Transfer of this Warrant to a third party shall be effected by execution and delivery of the Notice of Assignment attached hereto as Exhibit 2 and surrender of this Warrant for registration of transfer of this Warrant at the primary executive office of the Company, together with funds sufficient to pay any applicable transfer tax. Upon receipt of the duly executed Notice of Assignment and the necessary transfer tax funds, if any, the Company, at its expense, shall execute and deliver, in the name of the designated transferee or transferees, one or more new Warrants representing the right to purchase a like aggregate number of shares of Common Stock.

     2.  Registration Rights.  All common stock underlying the warrants will have standard piggy-back registration rights in the Company’s next applicable registration.

     3.   INTENTIONALLY LEFT BLANK

     4.   Notices of Record Date. In case (a) the Company takes a record of Warrant Holders of the Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities; (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or (c) of any voluntary dissolution, liquidation or winding-up of the Company; then, in each such case, the Company will mail or cause to be mailed to Warrant Holder of a Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and time, if any is to be fixed, as of which Warrant Holders of record of Common Stock (or such other stock or securities at the time receivable upon the exercise or conversion of the Warrant) will be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, and, in the case of a reorganization, consolidation, merger or conveyance, the fair market value of such securities or other property as determined by the Board. Such notice shall be mailed at least ten days prior to the date specified therein.

     5.   Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in such reasonable amount as the Company may determine, or (in the case of mutilation) upon surrender and cancellation thereof, the Company at its expense, will issue a replacement.

     6.   Transferability of Warrant; No Redemption. This Warrant and all rights hereunder are freely transferable by Warrant Holder, subject to compliance with applicable state and federal securities laws. This Warrant shall not be redeemable by the Company, in whole or in part, at any time.

     7.   Notices. All notices, instructions and other communications given hereunder or in connection herewith shall be sent to:

If to the Company to:                                         Digital Post Interactive, Inc.
                            3020 El Camino Real, Suite #230
                            Irvine, CA 92602
                            Attention: Chief Executive Officer
                            Facsimile: (714) 824-3020

If to Warrant Holder to:	As written on signatory page of the Agreement

     8.   Change; Waiver. This Warrant except by agreement may not be changed, amended or modified in writing signed by the Company and Warrant Holder.

     9.   No Rights as Warrant Holder. This Warrant does not entitle Warrant Holder to any voting rights or other rights as Warrant Holder of the Company prior to the exercise of this Warrant.

     10.   Headings. The headings in this Warrant are for purposes of reference only and shall not be deemed to constitute a part hereof.

     11.  Governing Law. This Warrant shall be construed in accordance with and governed by the laws of Nevada without regard to its conflicts of laws rules.

Dated: _______________, 2007

                                 DigitalPost Interactive, Inc.

                                 ____________________________
                                 Michael Sawtell
                                 Chief Executive Officer

EXHIBIT 1

NOTICE OF EXERCISE OF WARRANT

TO:  DigitalPost Interactive, Inc.

     1.   The undersigned hereby elects to receive __________ shares of Common Stock of DigitalPost Interactive, Inc., pursuant to the terms of the attached Warrant.

     2.   Exercise.  The undersigned tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

     3.   Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                      _________________________________
                                    (Name)
                      _________________________________

                      _________________________________
                                   (Address)

     4.   The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

          All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Warrant.

                      _________________________________
                                Name of Warrant Holder

                      _________________________________
                      Signature of Authorized Signatory

                      _________________________________
                             Print Name and Title

                      _________________________________
                                     Date

EXHIBIT 2

WARRANT ASSIGNMENT FORM

(To be executed only upon the assignment of the within Warrant)

     FOR VALUE RECEIVED, the undersigned registered Warrant Holder of the within Warrant hereby sells, assigns and transfers unto _____________________, whose address is ___________________ all of the rights of the undersigned under the within Warrant, with respect to shares of Common Stock (as defined within the Warrant) of DigitalPost Interactive, Inc., and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock not being transferred hereunder be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint _________________ attorney to register such transfer on the books of DigitalPost Interactive, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated:_____________

By:________________________________
        (Signature of Registered Warrant Holder)

Title:_____________________________

NOTICE:      The signature to this Notice of Assignment must correspond with the name upon the face of the within Warrant in every particular, without alteration or enlargement or any
                     change whatever.